UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2022 (January 13, 2022)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Hatnufa 5, Yokneam Industrial Zone Box 372, Yokneam, Israel	2069200
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

On January 12, 2022, On Track Innovations Ltd. (the “Company”) filed a Current Report on Form 8-K announcing that it has filed a petition (the “Petition”) with the Israeli county court of Nazareth (the “Court”) in accordance with the Israeli Insolvency and Economic Rehabilitation Law-2018, seeking a court order to commence proceedings with respect to the Company. In addition, the Petition provided that the Company sought to obtain a court order to operate the Company for a period of thirty days under court protection in order to rehabilitate the Company. The Company also filed an urgent petition to appoint a temporary trustee to manage the Company’s business affairs until the Court would appoint a trustee.

A Court hearing took place on January 13, 2022, following which the Court deferred any further action or order in connection with the petitions described above in order for the Company to further negotiate and conclude discussions with potential investors and buyers. A further Court hearing was scheduled for January 19, 2022.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements are being used, among other things, when the Company discusses the potential of investors and buyers to invest or purchase the Company, the possibility that the Court will approve the requests included in the Petition, appointment of a temporary trustee, the outcome future Court hearings or other Court proceedings, the Company’s ability to obtain cash resources it needs in order not to be dissolved, the potential of the Company not to be insolvent in the future, whether the Court will grant an order protecting the Company from its creditors and for what period of time and the outcome of negotiations with the Company’s creditors and other stakeholders. These forward-looking statements and their implications are based on the current expectations of the management of the Company only and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to the forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: January 13, 2022	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Chief Financial Officer